UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 4, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 4, 2026, Genprex, Inc. (“Genprex” or the “Company”) issued a press release announcing that new research identifying TROP2 expression as a potential predictive biomarker of response to its lead drug candidate, Reqorsa® (quaratusugene ozeplasmid), a gene therapy product, will be presented at the 2026 EORTC-NCI-AACR Symposium on Molecular Targets and Cancer Therapeutics, taking place November 18-20, 2026 in Barcelona, Spain.

The research collaborators found that low TROP2 expression was consistently associated with resistance to REQORSA across multiple preclinical models of non-small cell lung cancer (“NSCLC”). This finding was also supported by analysis of pretreatment tumor biopsies from patients enrolled in a clinical trial evaluating REQORSA. The press release noted that these data show that low TROP2 expression was associated with primary resistance across multiple preclinical models, and this was supported by analysis of patient biopsies from a clinical trial. If confirmed in further studies, TROP2 could not only help the Company enhance its clinical trials by recruiting and selecting more applicable patients, but, more importantly, benefit future patients by ultimately delivering potentially more effective, personalized treatment options. The TUSC2 tumor suppressor protein expression is downregulated or absent in more than 80% of NSCLC cases and nearly all small cell lung cancers. Previous studies have shown that REQORSA has antitumor activity, including in models resistant to targeted therapies and in immunotherapy-resistant KRAS/LKB1-mutant NSCLC. REQORSA’s effects are mediated by inhibiting MAPK and mTOR signaling, inducing cell-cycle arrest and apoptosis, and activating antitumor immune responses.

The press release summarized the key findings from the research as follows:

●
TROP2 expression associated with resistance: Approximately 50% of 10 NSCLC cell lines and 50% of 12 patient derived organoid models evaluated showed primary resistance to TUSC2 gene delivery. Protein-expression analyses consistently identified low TROP2 expression as a marker associated with resistance across multiple preclinical models.

●
Supporting clinical evidence: Analysis of pretreatment tumor biopsies from patients enrolled in a TUSC2 gene therapy clinical trial supported the association between TROP2 expression and treatment response.

●
TROP2 modulation influenced treatment sensitivity: Experimental manipulation of TROP2 expression altered TUSC2-induced cancer cell death, suggesting that TROP2-dependent signaling may play a role in therapeutic response. Further research is underway to understand these context-dependent effects.

The Company believes that collectively the findings identify TROP2 as a potential predictive biomarker for response to REQORSA and suggest that modulating TROP2 signaling may be a novel strategy to enhance the therapeutic efficacy of REQORSA in NSCLC. While these findings provide preclinical and supportive clinical evidence, additional research and prospective clinical evaluation will be required to establish TROP2's predictive utility in patients receiving REQORSA.

The featured Genprex-supported poster is to be presented at the 2026 EORTC-NCI-AACR Symposium on Molecular Targets and Cancer Therapeutics:

Title: TROP2 Predicts Response to TUSC2 Gene Therapy (Quaratusugene Ozeplasmid) and Its Modulation Sensitizes Non-Small Cell Lung Cancer to Treatment
Conference: 2026 EORTC-NCI-AACR Symposium on Molecular Targets and Cancer Therapeutics
Topic: Drug Resistance and Modifiers
Session Date and Time: Wednesday, Nov. 18, 2026
Time: 12:00–6:00 p.m. CET
Abstract Number: 108
Poster Board Number: PB-108
Location: CCIB, Barcelona, Spain

The EORTC-NCI-AACR 2026 poster is expected to be available on Genprex’s website following the presentation, subject to applicable conference disclosure requirements.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines and specifications, including identifying TROP2 expression as a potential predictive biomarker of response to REQORSA in NSCLC which has the potential of delivering more effective, personalized treatment options; the timing and success of Genprex’s clinical trials, its intended regulatory submissions and any resulting regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: November 4, 2026	By:	/s/ Ryan M. Confer
Ryan M. Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)